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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHNAGE ACT OF 1934




        Date of report (Date of earliest event reported) November 9, 1999

                         Commission File Number: 1-12955



                            Journal Register Company
             (Exact Name of Registrant as Specified in Its Charter)


                    Delaware                                    22-3498615
(State or Other Jurisdiction of Incorporation                (I.R.S. Employer
                or Organization)                            Identification No.)

50 West State Street, Trenton, New Jersey                       08608-1298
(Address of Principal Executive Offices)                        (Zip Code)

                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)



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Item 8.           Change in Fiscal Year.

         On November 9, 1999, the Board of Directors of Journal Register Company (the "Company") approved a change in the Company's fiscal year end from December 31, 1999 to December 26, 1999. This change follows the Company's recent decision, as previously reported on the Company's Form 8-K filed October 27, 1999, to change the Company's fiscal year from a calendar year to an industry standard 52/53 week fiscal year ending on the Sunday nearest to December 31. The Company will report the transition in the year 1999 on its Form 10-K.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 1999                          JOURNAL REGISTER COMPANY


                                                  By: /s/ Jean B. Clifton
                                                    ---------------------------
                                                      Jean B. Clifton
                                                      Executive Vice President &
                                                      Chief Financial Officer